UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):  March 3, 2010
PUREDEPTH, INC.
(Exact name of registrant as specified in its charter)

Delaware	None	20-4831825
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Twin Dolphin Drive, Suite 600
Redwood City, California 94065
(Address of principal executive offices) (Zip code)

(650) 632-4651
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Compensatory Arrangement for Certain Officers

On March 3, 2010, PureDepth, Inc. amended the original employment agreement dated August 27, 2008, (“Initial Agreement”) it had with Mr. Andrew Wood, Chief Executive Officer.  The amendment (“Amended Agreement”) to the Initial Agreement is effective March 1, 2010. Under the terms of the Amended Agreement, Mr. Wood will devote at least 10 full business days to PureDepth business.  The Amended Agreement provides that Mr. Wood will receive an annual base salary of $125,000 and participation in Pure Depth’s health, insurance and employee benefit plans or reimbursement for equivalent plans if covered outside the Company’s plan. If Mr. Wood works twelve days in a month, he will receive an additional $1,000 salary supplement. No additional compensation will be paid for days worked beyond twelve days unless approved by the Chairman of the Compensation Committee. Such approved additional days would be paid at the rate of $1,000 per day. Under the terms of the Amended Agreement, Mr. Wood is eligible to receive an annual cash bonus of no greater than $62,500.  The Amended Agreement also provides that in the event Mr. Wood’s employment is terminated without cause, he will be entitled to receive his base salary, as specified in the Initial Agreement, for a period of 6 months.

The foregoing is a summary of the Amended Agreement and does not purport to be complete. The foregoing is qualified in its entirety by reference to the Amended Agreement, a copy of which is filed as Exhibit 10.01 to this Current Report on Form 8-K

Item 8.01  Other Events

 On March 3, 2010, PureDepth, Inc. issued a press release announcing that it filed post-effective amendments to each of its outstanding registration statements to deregister remaining but unsold shares of common stock thereunder. It also announced that it intends to deregister its common stock on or about March 15, 2010 by filing a Form 15 with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Copies of the press release announcing the filings and plans described above and the FAQ referred to in the press release are attached as Exhibits 99.01 and 99.02 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.01	Amendment No. 2 to Employment Agreement with Andy Wood dated March 3, 2010
99.01	Press release dated March 3, 2010 regarding filing of post-effective amendments to outstanding registration statements and plans for deregistration.
99.02	FAQ dated March 3, 2010 regarding filing of post-effective amendments to outstanding registration statements and plans for deregistration.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PUREDEPTH, INC., ( Registrant )

Date: March 3, 2010	By:	/s/ Joseph A. Moran
Mr. Joseph A. Moran Chief Financial Officer and Secretary

Exhibit List

Exhibit No.	Exhibit Title
10.01	Amendment No. 2 to Employment Agreement with Andy Wood dated March 3, 2010
99.01	Press release dated March 3, 2010 regarding filing of post-effective amendments to outstanding registration statements and plans for deregistration.
99.02	FAQ dated March 3, 2010 regarding filing of post-effective amendments to outstanding registration statements and plans for deregistration.

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